THE SECURITIES OFFERED HEREIN HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED OR SOLD IN THE U.S. OR TO U.S PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR UNDER AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THIS STOCK PURCHASE AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) OF THE ACT.

                                TNT DESIGNS, INC.
                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is made and entered into between the undersigned and TNT Designs, Inc., a corporation existing under the laws of the State of Delaware (the "Issuer") in connection with the private placement of up to a maximum of 500,000 shares of common stock, par value $.0001, of the Issuer (the "Common Stock").

The undersigned (the "Subscriber"):

NAME:____________________________________________

ADDRESS:_________________________________________

Hereby represents and warrants to and agrees to the following:

                                    Article 1
                                  Subscription

1.1 Subscription. The Subscriber as principal hereby subscribes to purchase _____________ shares of Common Stock at the price of $.10 per share at an aggregate purchase price of $________ (the "Subscription Price").

1.2 Method of Payment. The Subscriber shall pay the Subscription Price by (i) check, money order or bank draft made payable to "TNT Designs, Inc. Trust Account" or (ii) by wire transfer of the Subscription Price to the account described in subsection (i) in accordance with the wire instructions in Exhibit A hereto.

                                    Article 2
                        Representations by the Subscriber

2.1   Representations   by   Subscriber.    Subscriber   makes   the   following
representations and warranties:

      (a) Subscriber has received a copy of the private placement memorandum in connection with the sale of Common Stock hereunder and has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Issuer to verify my understanding of the terms thereof and of the Company's business and status thereof, and that no oral information furnished to the undersigned or my advisors in connection with my participation in the Shares has been in any way inconsistent with other documentary information provided.

      (b) The Shares are being purchased for Subscriber's own account for long-term investment and not with a view to immediately resell the Shares. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares. Subscriber has such knowledge and experience in financial and business matters that will enable him or her to utilize the information made available in connection with the purchase of the Shares to evaluate the merits and risks of participation and to make an informed investment decision.

      (d) Subscriber acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under the any applicable blue sky laws, in reliance, in part, on the representations, warranties and agreements made herein.

      (e) Subscriber represents, warrants and agrees that the Company and the officers of the Issuer are under no obligation to register or qualify the participation in the Shares under the Securities Act of 1933, as amended or under any state securities law, or to assist the Subscriber in complying with any exemption from registration and qualification.

      (f) Subscriber represents that he or she meets the criteria for participation because (i) he or she has a preexisting personal or business relationship with the Issuer or one or more of its partners, officers, directors or controlling persons or (ii) by reason of business or financial experience, or by reason of the business or financial experience of Subscriber's financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Issuer or any affiliate or selling agent of the Issuer, Subscriber is capable of evaluating the risk and merits of an investment in the Shares and of protecting his or her own interests; AND (i) Subscriber has a minimum net worth in excess of $1,000,000, or (ii) Subscriber has income in excess of $200,000 or joint income with his or her spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year; or (iii) Subscriber is a director or executive officer of the Issuer; or (iv) if a trust, the trust has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares and the purchase was directed by a sophisticated person as described in the applicable regulations; or (v) if a corporation or partnership, the corporation or partnership has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares; or (vi) if an entity, all of the equity owners meet the criteria for participation set forth in this paragraph.

      (g) Subscriber acknowledges that investment in the Shares is illiquid, cannot be readily sold as there will not be a public market for the Shares, and Subscriber may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan. Investment in the shares is reasonable in relation to Subscriber's net worth. (h) Subscriber acknowledges that the right to transfer the Shares will be restricted unless the transfer is not in violation of the securities laws (including investment suitability standards), that the Issuer will not consent to a transfer of participation in the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant and that the Issuer has the right, in its absolute discretion, to refuse to consent to such transfer.

      (j) Subscriber acknowledges that the tax consequences of investing in the Issuer will depend on his or her particular circumstances, and neither the
Issuer, the Issuer's officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences of an investment in the Issuer.

      (k) All information which Subscriber has provided to the Issuer concerning him or her, including financial position and knowledge of financial and business matters is truthful, accurate, correct and complete as of the date set forth herein.

2.2 Agreement to Indemnify Issuer. Subscriber hereby agrees to indemnify and hold harmless the Issuer, its principals, officers, directors and attorneys, from any and all damages, costs and expenses (including actual attorneys' fees) which they may incur (i) by reason of Subscriber's failure to fulfill any of the terms and conditions of this Agreement, (ii) by reason of Subscriber's breach of any of the representations, warranties or agreements contained herein; (iii) with respect to any and all claims made by or involving any person, other than Subscriber, claiming any interest, right, title, power or authority in respect to the Shares. Subscriber further agrees and acknowledges that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Shares.

2.3 Execution Authorized. If this subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this subscription and all other instruments in connection with participation in the Shares and the signature of the person is binding upon such entity.

                                    Article 3
                            Issuance of Certificates

The Issuer shall prepare and issue one or more certificates for the Shares registered in such name or names as specified by the Subscriber. Such certificates shall bear a legend in substantially the following form:

            THE SECURITIES REGISTERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY TO (A) THE ISSUER, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

                                    Article 4
                               General Provisions

4.1 This Agreement shall be construed and governed under the laws of the State of New York without regard to its choice of law provisions.

4.2 This Agreement shall inure to the benefit of and is binding upon the respective successors and assigns of the parties hereto.

4.3 This Agreement may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of such counterparts will together constitute one and the same Agreement.

                          Signature Page for Subscriber


----------------------------
Print Name

----------------------------
Signature


Agreed to on __________________.
                       Date


                                       TNT Designs, Inc.


                                       -----------------------------------------
                                       Anju Tandon, President

Subscriber Information:

Name:________________________________________________________________

Address:______________________________________________________________

Phone:  (________)________________________

Fax:    (________)________________________

                                    Exhibit A

                                Wire Instructions

                                [To Be Provided]